Exhibit 99.1

NEWS RELEASE

CONTACT:	Patrick Scanlon, Senior Vice President, Finance Division Head
Penseco Financial Services Corporation
(570) 346-7741
FOR RELEASE:	12:00 P.M. Eastern Time: March 1, 2012

Penseco Financial Services Corporation Reports Earnings as of December 31, 2011

SCRANTON, PA, March 1, 2012 — Penseco Financial Services Corporation (OTC Bulletin Board: PFNS) (the “Company”), the Scranton, Pennsylvania based financial holding company of Penn Security Bank & Trust Company, reported net income for the three months ended December 31, 2011 of $2,512,000, or $0.77 per weighted average share, compared with $2,681,000, or $0.82 per weighted average share, from the year ago period, a decrease of $169,000, or 6.3%. Net interest income decreased $268,000, or 3.2%. Net interest income, after provision for loan and lease losses, for the three months ended December 31, 2011 decreased $660,000, or 8.2%,compared to the corresponding period in 2010 due to a decrease in interest income of $571,000, or 5.5%, a reduction in interest expense of $303,000, or 14.9%,primarily from lower funding costs; and an increase in the provision for loan and lease losses of $392,000.

The Company reported net income for the year ended December 31, 2011 of $10,705,000, or $3.27 per weighted average share, compared with $11,722,000, or $3.58 per weighted average share, from 2010, a decrease of $1,017,000, or 8.7%. Net interest income decreased $1,070,000, or 3.2%. Net interest income, after provision for loan and lease losses, for the year ended December 31, 2011 decreased $1,452,000, or 4.6%,from 2010, due to a decrease in interest income of $2,087,000, or 5.0%;a reduction in interest expense of $1,017,000, or 12.2%, primarily from lower funding costs; and an increase in the provision for loan and lease losses of $382,000. The decrease in interest income for the three and twelve month periods ended December 31, 2011 was primarily attributable to investment and loan cash flows being reinvested at historically low yields, including excess reserve deposits held at the Federal Reserve Bank of Philadelphia.

The tax equivalent margin for 2011 was 4.13% compared to 4.42% in 2010. Non-performing loans and the allowance for loan and lease losses to total loans at December 31, 2011 were 0.50% and 1.06% compared to 0.66% and 1.06% at December 31, 2010, respectively.

Net income from core operations, which excludes the reversal of a contingent liability recorded in connection with our acquisition of Old Forge Bank in 2009, decreased $1,347,000 for the year ended December 31, 2011 to $10,375,000, compared to $11,722,000 for 2010. Net income from core operations is a non-GAAP measure of net income. A reconciliation of the net income from core operations and disclosure of the non-GAAP adjusted return on average assets, adjusted return on average equity and adjusted dividend payout ratio derived from that measure are described in the Reconciliation of Non-GAAP Financial Measures included in this press release.

Non-Interest Income

Total non-interest income decreased $192,000, or 6.6%, to $2,738,000 for the three months ended December 31, 2011, compared with $2,930,000 for the corresponding period in 2010. This decrease is attributable primarily to an impairment loss on bank equity investment securities of $78,000, recognized during the three months ended December 31, 2011, and a $213,000 decrease in other operating income largely due to lower gains on residential mortgage loans sold. Net realized gains (losses) on securities increased $210,000.

Total non-interest income increased $516,000, or 4.2%, to $12,668,000 for theyear ended December 31, 2011, compared with$12,152,000 for 2010. Service charges on deposit accounts decreased $116,000 or 5.4%, primarily due to decreased overdraft activity, but this decrease was more than offset by an increase inmerchant transaction income of $149,000, or 3.3%, due to the increased volume of merchant transactions (primarily from new business). Other fee income increased $132,000, or 8.4%, mainly from increased debit card discounts related to the increased number of accounts. Other operating income increased $386,000,largely due to the reversal of a contingent liability of $500,000 recorded at the time of the Old Forge Bank acquisition, offset by reduced gains on the sale of other real estate owned property in 2011.Net realized gains (losses) on securities increased $108,000.

Non-Interest Expenses

Total non-interest expenses decreased $408,000, or 5.5%, to $7,002,000 for the three months ended December 31, 2011 compared with $7,410,000 for the corresponding period in 2010. This decrease was attributable primarily to a decrease in FDIC insurance assessments of $244,000, or 94.6%, as a result of a new assessment methodology which affected the three months ended December 31, 2011, and a decrease of $120,000, or 3.3%, in salary and employee benefit expenses.

Total non-interest expenses increased $324,000, or 1.1%, to $28,777,000 for the year ended December 31, 2011, compared with $28,453,000 for 2010. Salaries and employee benefits increased $606,000, or 4.6%, due primarily to increased staffing for loan production and monitoring asset quality. Other operating expenses increased $377,000, or 5.0%,primarily due to a severance payment of $90,000 and increases in other real estate owned expense of $123,000. These increases in non-interest expenses were offset by a decrease of $700,000, or 60.9%, in FDIC insurance assessmentsresulting from a new assessment methodology which affected the three months ended December 31, 2011.

Asset Quality

The Company maintains an allowance for loan and lease losses which reflects management’s estimate of probable loan losses, as determined in accordance with the Company’s allowance for loan and lease losses methodology. The ratio of the allowance for loan and lease losses to total loans was 1.06% as of December 31, 2011 and 2010.

Non-accrual loans equaled $3,166,000, or 0.50%, of loans at December 31, 2011, representing a decrease of $868,000, or 21.5%, from $4,034,000 at December 31, 2010. There were no commitments to lend additional funds to borrowers whose loans werein non-accrual status at December 31, 2011.

Net loan charge-offs amountedto $2,170,000, or 0.35%, of average outstanding loans for the year ended December 31, 2011, compared to $1,799,000, or 0.30%, of average loans outstanding for the year ended December 31, 2010.

As of December 31, 2011, the Company had total impaired loans of $3,534,000. Of the total allowance for loan and lease losses, $658,000 is specifically related to these impaired loans at December 31, 2011.

The Company continues to proactively evaluate probable loan and lease losses and address delinquent loans by, among other things, obtaining current appraisals of collateral, increasing communication with borrowers and placing loans on non-accrual status when collection is in doubt and the loan is moving toward foreclosure.

Income Tax Expense

Applicable income taxes decreased $275,000, or 31.2%, and $243,000, or 7.2%,for the three months and year ended December 31, 2011, respectively, primarily due to lower taxable income.

PENSECO FINANCIAL SERVICES CORPORATION

FINANCIAL HIGHLIGHTS

(unaudited)

(in thousands, except per share amounts based on weighted average shares outstanding in each period)

	December 31, 2011	December 31, 2010	Inc / (Dec) $	% Change
	Three Months Ended
PERFORMANCE RATIOS
Return on Average Assets	1.06%	1.19%		-10.92%
Return on Average Equity	7.75%	8.96%		-13.50%
Net Interest Margin (1)	4.18%	4.33%		-3.46%
Efficiency Ratio (2)	64.22%	65.14%		-1.41%

	Twelve Months Ended
PERFORMANCE RATIOS
Return on Average Assets	1.15%	1.32%		-12.88%
Return on Average Equity	8.48%	9.74%		-12.94%
Net Interest Margin (1)	4.13%	4.42%		-6.56%
Efficiency Ratio (2)	63.29%	61.73%		2.53%
STOCKHOLDERS’ VALUE
Net Income	$10,705	$11,722	$(1,017)	-8.68%
Earnings per share	3.27	3.58	(0.31)	-8.66%
Dividends Per Share	1.68	1.68	—	—
Book Value Per Share	39.38	37.22	2.16	5.80%
Market Value Per Share	37.50	35.50	2.00	5.63%
Market Value/Book Value	95.23%	95.38%		-0.16%
Price Earnings Multiple	11.47x	9.92x		15.63%
Dividend Payout Ratio	51.38%	46.93%		9.48%
Dividend Yield	4.48%	4.73%		-5.29%
SAFETY AND SOUNDNESS
Stockholders’ Equity/Assets	13.95%	13.31%		4.81%
Total Capital/Risk Weighted Assets	17.03%	16.42%		3.71%
Tier 1 Capital/Risk Weighted Asssets	15.93%	15.30%		4.12%
Tier 1 Capital/Average Assets	10.92%	10.68%		2.25%
Non-performing Assets/Total Assets	0.51%	0.53%		-3.77%
Non-performing loans to period end loans	0.50%	0.66%		-24.24%
Allowance for loan and lease losses to period end loans	1.06%	1.06%		—
BALANCE SHEET HIGHLIGHTS
Total Assets	$924,674	$916,087	$8,587	0.94%
Total Investments	191,208	217,044	(25,836)	-11.90%
Net Loans	624,811	608,605	16,206	2.66%
Allowance for Loan and Lease Losses	6,711	6,500	211	3.25%
Total Deposits	720,518	691,032	29,486	4.27%
Stockholders’ Equity	129,000	121,922	7,078	5.81%

(1)

The net interest margin is equal to tax equivalent net interest income divided by average interest-earning assets. In order to make pre-tax income on tax-exempt investments and loans comparable to taxable investments and loans, a tax equivalent adjustment is made to interest income. This adjustment increased interest income by $556 and $628 for the three months ended December 31, 2011 and 2010, respectively and by $2,298 and $2,556 for the twelve months ended December 31, 2011 and 2010, respectively. The Company believes that the tax equivalent presentation is consistent with industry practice. Although the Company believes that these financial measures enhance investors’ understanding of our business and performance, these measures should not be considered an alternative to GAAP.

(2)

The efficiency ratio is equal to non-interest expenses, excluding amortization of core deposit intangible expense, divided by the sum of net interest income and non-interest income. Amortization of core deposit intangible expense is included in other operating expenses, and was $74 and $83 for the three months ended December 31, 2011 and 2010, respectively and $304 and $341 for the twelve months ended December 31, 2011 and 2010, respectively.

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands, except per share amounts)

	December 31, 2011	December 31, 2010
ASSETS

Cash and due from banks	$13,184	$11,585
Interest bearing balances with banks	21,296	2,634
Federal funds sold	—	—

Cash and Cash Equivalents	34,480	14,219
Investment securities:
Available-for-sale, at fair value	167,486	173,297
Held-to-maturity (fair value of $24,969 and $45,218, respectively)	23,722	43,747

Total Investment Securities	191,208	217,044
Loans, net of unearned income	631,522	615,105
Less: Allowance for loan and lease losses	6,711	6,500

Loans, Net	624,811	608,605

Bank premises and equipment	13,095	13,406
Other real estate owned	1,571	803
Accrued interest receivable	3,252	3,809
Goodwill	26,398	26,398
Bank owned life insurance	15,870	15,380
Federal Home Loan Bank stock	4,953	6,082
Other assets	9,036	10,341

Total Assets	$924,674	$916,087

LIABILITIES

Deposits:
Non-interest bearing	$134,799	$113,391
Interest bearing	585,719	577,641

Total Deposits	720,518	691,032
Other borrowed funds:
Securities sold under agreements to repurchase	9,981	19,394
Short-term borrowings	—	8,688
Long-term borrowings	58,220	68,835
Accrued interest payable	1,010	1,128
Other liabilities	5,945	5,088

Total Liabilities	795,674	794,165

STOCKHOLDERS’ EQUITY

Common stock; $ .01 par value, 15,000,000 shares authorized, 3,276,079 shares issued and outstanding	33	33
Surplus	48,865	48,865
Retained earnings	79,505	74,304
Accumulated other comprehensive income	597	(1,280)

Total Stockholders’ Equity	129,000	121,922

Total Liabilities and Stockholders’ Equity	$924,674	$916,087

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
INTEREST INCOME
Interest and fees on loans	$8,452	$8,649	$33,585	$34,633
Interest and dividends on investments:
U.S. Treasury securities and U.S. Agency obligations	567	726	2,724	2,855
States & political subdivisions	746	965	3,273	4,197
Other securities	19	13	64	51
Interest on Federal funds sold	—	—	2	—
Interest on balances with banks	1	3	10	9

Total Interest Income	9,785	10,356	39,658	41,745

INTEREST EXPENSE
Interest on time deposits of $100,000 or more	336	587	1,436	2,173
Interest on other deposits	842	777	3,522	3,455
Interest on other borrowed funds	557	674	2,381	2,728

Total Interest Expense	1,735	2,038	7,339	8,356

Net Interest Income	8,050	8,318	32,319	33,389
Provision for loan and lease losses	668	276	2,381	1,999

Net Interest Income After Provision for Loan and Lease Losses	7,382	8,042	29,938	31,390

NON-INTEREST INCOME
Trust department income	349	376	1,563	1,493
Service charges on deposit accounts	516	531	2,047	2,163
Merchant transaction income	817	855	4,670	4,521
Brokerage fee income	68	80	253	340
Other fee income	443	429	1,702	1,570
Bank-owned life insurance income	121	154	490	538
Other operating income	275	488	1,355	969
Impairment losses on investment securities	(78)	—	(78)	—
Realized gains (losses) on securities, net	227	17	666	558

Total Non-Interest Income	2,738	2,930	12,668	12,152

NON-INTEREST EXPENSES
Salaries and employee benefits	3,519	3,639	13,687	13,081
Expense of premises and equipment, net	847	874	3,561	3,547
Merchant transaction expenses	557	600	3,166	3,139
FDIC insurance assessments	14	258	450	1,150
Other operating expenses	2,065	2,039	7,913	7,536

Total Non-Interest Expenses	7,002	7,410	28,777	28,453

Income before income taxes	3,118	3,562	13,829	15,089
Applicable income taxes	606	881	3,124	3,367

Net Income	$2,512	$2,681	$10,705	$11,722

Weighted average shares outstanding	3,276,079	3,276,079	3,276,079	3,276,079
Earnings per Common Share	$0.77	$0.82	$3.27	$3.58
Cash Dividends Declared Per Common Share	$0.42	$0.42	$1.68	$1.68

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

THREE MONTHS ENDED DECEMBER 31, 2011 AND 2010

(unaudited)

(in thousands, except per share amounts)

	Common Stock	Surplus	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholders’ Equity
Balance, September 30, 2010	$33	$48,865	$72,999	$1,876	$123,773

Comprehensive income:
Net income	—	—	2,681	—	2,681
Other comprehensive income, net of tax
Unrealized losses on securities, net of reclassification adjustment	—	—	—	(2,658)	(2,658)
Unrealized losses on employee benefit plans, net	—	—	—	(498)	(498)

Other comprehensive income				(3,156)	(3,156)

Comprehensive income					(475)

Cash dividends declared ($0.42 per share)	—	—	(1,376)	—	(1,376)

Balance, December 31, 2010	$33	$48,865	$74,304	$(1,280)	$121,922

Balance, September 30, 2011	$33	$48,865	$78,369	$1,229	$128,496

Comprehensive income:
Net income	—	—	2,512	—	2,512
Other comprehensive income, net of tax
Unrealized gains on securities, net of reclassification adjustment	—	—	—	318	318
Unrealized losses on employee benefit plans, net	—	—	—	(950)	(950)

Other comprehensive income				(632)	(632)

Comprehensive income					1,880

Cash dividends declared ($0.42 per share)	—	—	(1,376)	—	(1,376)

Balance, December 31, 2011	$33	$48,865	$79,505	$597	$129,000

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010

(unaudited)

(in thousands, except per share amounts)

	Common Stock	Surplus	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholders’ Equity
Balance, December 31, 2009	$33	$48,865	$68,086	$413	$117,397

Comprehensive income:
Net income	—	—	11,722	—	11,722
Other comprehensive income, net of tax
Unrealized losses on securities, net of reclassification adjustment	—	—	—	(1,195)	(1,195)
Unrealized losses on employee benefit plans, net	—	—	—	(498)	(498)

Other comprehensive income				(1,693)	(1,693)

Comprehensive income					10,029

Cash dividends declared ($1.68 per share)	—	—	(5,504)	—	(5,504)

Balance, December 31, 2010	$33	$48,865	$74,304	$(1,280)	$121,922

Balance, December 31, 2010	$33	$48,865	$74,304	$(1,280)	$121,922

Comprehensive income:
Net income	—	—	10,705	—	10,705
Other comprehensive income, net of tax
Unrealized gains on securities, net of reclassification adjustment	—	—	—	2,827	2,827
Unrealized losses on employee benefit plans, net	—	—	—	(950)	(950)

Other comprehensive income				1,877	1,877

Comprehensive income					12,582

Cash dividends declared ($1.68 per share)	—	—	(5,504)	—	(5,504)

Balance, December 31, 2011	$33	$48,865	$79,505	$597	$129,000

About Penseco Financial Services Corporation

Penseco Financial Services Corporation, through its subsidiary Penn Security Bank & Trust Company, operates twelve offices in Lackawanna, Luzerne, Wayne and Monroe counties. The Company’s stock is quoted on the OTC Bulletin Board, under the symbol, “PFNS”.

Safe Harbor Forward-Looking Statements

This press release, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by management of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential”. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time. The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Reconciliation of Non-GAAP Financial Measures

Core Earnings Calculation

Certain financial measures for 2011 reported herein exclude the effect of the reversal of a contingent liability recorded in the 2009 Merger. Management of the Company believes that investors’ understanding of the Company’s performance is enhanced by disclosing these non-GAAP financial measures as a reasonable basis for comparison of the Company’s ongoing results of operations. These non-GAAP measures should not be considered a substitute for GAAP-basis measures and results. Our non-GAAP measures may not be comparable to non-GAAP measures of other companies. The Non-GAAP Reconciliation Schedule provides a disclosure of these non-GAAP financial measures to the most closely analogous measure determined in accordance with GAAP.

The following table presents the reconciliation of non-GAAP financial measures to reported GAAP financial measures.

	Three Months Ended December 31,
Unadjusted (GAAP)	2011	2010	Change
Net interest income after provision for loan and lease losses	$7,382	$8,042	$(660)
Non-interest income	2,738	2,930	(192)
Non-interest expense	(7,002)	(7,410)	408
Income tax (provision) benefit	(606)	(881)	275

Net income	2,512	2,681	(169)

Adjustments
Non-interest income
Reversal of a contingent liability recorded in the Merger	—	—	—

Total adjustments pre-tax	—	—	—
Income tax provision (benefit)	—	—	—

After tax adjustments to GAAP	—	—	—

Adjusted “net income from core operations”	$2,512	$2,681	$(169)

Adjusted Return on Average Assets	1.06%	1.19%
Adjusted Return on Average Equity	7.75%	8.96%
Adjusted Dividend Payout Ratio	54.55%	51.22%

Return on average equity (ROE) and return on average assets (ROA) for the three months ended December 31, 2011 was 7.75% and 1.06%, respectively. ROE was 8.96% and ROA was 1.19% for the corresponding period of 2010. The dividend payout ratio was 54.55% for the three months ended December 31, 2011 and 51.22% for thecorresponding period of 2010.

	Twelve Months Ended December 31,
Unadjusted (GAAP)	2011	2010	Change
Net interest income after provision for loan and lease losses	$29,938	$31,390	$(1,452)
Non-interest income	12,668	12,152	516
Non-interest expense	(28,777)	(28,453)	(324)
Income tax (provision) benefit	(3,124)	(3,367)	243

Net income	10,705	11,722	(1,017)

Adjustments
Non-interest income
Reversal of a contingent liability recorded in the Merger	(500)	—	(500)

Total adjustments pre-tax	(500)	—	(500)
Income tax provision (benefit)	170	—	170

After tax adjustments to GAAP	(330)	—	(330)

Adjusted “net income from core operations”	$10,375	$11,722	$(1,347)

Adjusted Return on Average Assets	1.11%	1.32%
Adjusted Return on Average Equity	8.22%	9.74%
Adjusted Dividend Payout Ratio	53.00%	46.93%

Return on average equity (ROE) and return on average assets (ROA) for the year ended December 31, 2011 was 8.48% (8.22% excluding the reversal of a contingent liability) and 1.15% (1.11% excluding the reversal of a contingent liability), respectively. ROE was 9.74% and ROA was 1.32% for 2010. The dividend payout ratio was 51.38% (53.00% excluding the reversal of a contingent liability) for December 31, 2011 and 46.93% for 2010.

Tangible Assets and Equity

Management believes that tangible assets, tangible equity, and the related ratios of tangible equity to tangible assets, tangible book value per share, and market value to tangible book value, are useful to investors in evaluating the Company’s results of operations and financial condition. Our intangible assets, namely goodwill and the core deposit intangible, are the result of our accounting for the Old Forge Bank merger, and we would not be able to sell those assets separately from all other assets of the business. Tangible equity and tangible book value per share are used generally as conservative measures of net worth, approximating liquidation value.

The following table presents a reconciliation of tangible assets / tangible equity.

	December 31, 2011		December 31, 2010
Tangible Assets
Total Assets		$924,674		$916,087
Less:
Goodwill	26,398		26,398
Core Deposit Intangible	1,106		1,410

		27,504		27,808

Tangible Assets		$897,170		$888,279

Tangible Equity
Total Equity		$129,000		$121,922
Less:
Goodwill	26,398		26,398
Core Deposit Intangible	1,106		1,410

		27,504		27,808

Tangible Equity		$101,496		$94,114

Tangible Equity / Tangible Assets		11.31%		10.60%

Tangible Book Value Per Share		$30.98		$28.73

Market Value / Tangible Book Value		121.05%		123.56%